Changes in accounting policies	12 Months Ended
Dec. 31, 2021
Accounting Policies [Abstract]
Changes in accounting policies	Changes in accounting policiesIntangible assetsIn March 2021, the International Financial Reporting Interpretations Committee (“IFRIC”) finalized an agenda decision which clarified the customer’s accounting for configuration and customization in a cloud computing arrangement. As a result of this decision, in Q1 2021, the Company changed its accounting policy for costs incurred for cloud computing arrangements with retrospective application. As a result of the change, intangible assets of $362 were derecognized with a corresponding increase to deficit as of December 31, 2020. The impact of the change for the year ended December 31, 2020 was an increase to research and development costs of $384 and a decrease in depreciation and amortization expense of $22. The impact on net loss for the year ended December 31, 2020 was an increase in net loss of $362.